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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 11, 2005
                                                           -------------


                              CSS Industries, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-2661               13-920657
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(State or other jurisdiction      (Commission          (IRS Employee
    of incorporation)             File Number)       Identification No.)


  1845 Walnut Street, Philadelphia, PA                       19103
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (215) 569-9900
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 2, 2005, CSS Industries, Inc. (the "Company") announced that William
G. Kiesling has joined the Company as Vice President and General Counsel. On July 11, 2005, the Company and Mr. Kiesling entered into a letter agreement pertaining to Mr. Kiesling's future employment with the Company. The letter agreement provides for (i) a base salary of $220,000 per annum, with consideration for an increase in such base salary to take place annually in connection with an annual performance review, (ii) participation in the Company's annual bonus program with a target bonus opportunity of 50% of Mr. Kiesling's then-current base salary; (iii) a stock option for Mr. Kiesling to acquire 20,000 shares of the Company's common stock, subject to the provisions of the Company's 2004 Equity Compensation Plan; (iv) a one-time sign-on bonus in the amount of $25,000; (v) a Company-owned or leased automobile to be made available for Mr. Kiesling's use. The letter agreement also provides that the Company will pay a severance benefit to Mr. Kiesling if the Company terminates his employment other than for cause at any time prior to the third anniversary of the date on which he commences his employment with the Company, subject to certain conditions set forth in the letter agreement. If applicable, the severance benefit would be equal to Mr. Kiesling's then-current annual base salary, and it would be payable in installments over the course of one year.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CSS Industries, Inc.
                                           (Registrant)



                                           By: /s/Michael A. Santivasci
                                               ------------------------------
                                               Michael A. Santivasci
                                               Assistant General Counsel and
                                               Secretary



Date: August 2, 2005


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